SECURITIES AND EXCHANGE COMMISSION
                             Washington,  D.C.  20549


                                   FORM  8-K/A
                                 Amendment  No.  1

                                 Current  Report
                       Pursuant  to  Section  13  or  15(d)  of
                       The  Securities  Exchange  Act  of  1934

        Date  of  Report:  (Date  of  earliest  event reported): August 24, 2001

                           Commission  File  No.  0-28913
                                               -------



                              TRIPLE S PARTS, INC.
         ---------------------------------------------------------------
             (Exact  name  of  registrant  as  specified  in  its  charter)


           Nevada                                         88-0354194
-------------------------------                --------------------------------
(State  or other jurisdiction of               (IRS Employer Identification No.)
 incorporation  or  organization)

               1004 Depot Hill Rd., Ste. 1E, Broomfield, CO  80020
          ------------------------------------------------------------
                    (Address  of  principal  executive  offices)


                                 (303)  404-9904
                         ------------------------------
                            (Issuer  telephone  number)

Item  4.  Changes  in  Registrant's  Certifying  Accountant.

     On August 20, 2001, the client-auditor relationship between Triple S Parts, Inc., (the "Company") and Van Buren & Hauke, LLC ("Van Buren & Hauke") was terminated, as Van Buren & Hauke was replaced as the Company's auditor by Malone & Bailey, PLLC. The Company's board of directors approved such replacement.

     To the knowledge of the Company's current Board of Directors, Van Buren & Hauke's report of the financial statements of the Registrant for the last two fiscal years ended December 31, 2000 and December 31, 1999 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles.

     The Company did not have any disagreements with Van Buren & Hauke, for the two years ended December 31, 2000 and the subsequent period through the date of replacement on August 20, 2001.

     The Company requested that Van Buren & Hauke furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements, and Van Buren & Hauke complied with this request ("Exhibit 16.0").

     On August 20, 2001, the Registrant engaged Malone & Bailey PLLC as its independent accountants. During the two most recent fiscal years and any subsequent interim period prior to engaging Malone & Bailey, the Company did not consult with Malone & Bailey regarding either (i) the application of accounting principals to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject matter of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions)or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K). Malone & Bailey, PLLC has reviewed the disclosure required by Item 304(a) before it was filed with the Commission and has been provided an opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's statement of its views, or the respects in which it does not agree with the statements made by the Company in response to Item 304(a). Malone & Bailey PLLC did not furnish a letter to the Commission.

     The Company has requested that Van Buren & Hauke review the disclosure and that firm has been given an opportunity to furnish the Registrant with a letter addressed to the Commission containing any new information, clarification of the Company's statement of its views, or the respect in which it does not agree with the statements made by the Company herein. Such letter will be filed within two days of receipt.

Item  7.  Financial  Statements  and  Exhibits

    (c)  Exhibits:

         Exhibits     Description
         ---------    ------------
         16.0         Letter  from  Van  Buren  &  Hauke,  LLC

                                   Signatures

     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.

                            TRIPLE  S  PARTS,  INC.

September  17,  2001          /s/  Thomas  F.  Pierson
                            ----------------------------------------------
                            Thomas  F.  Pierson